UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 29, 2022

NDIVISION INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55920	47-5133966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7301 N. State Highway 161, Suite 100, Irving, TX	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 214-785-6355

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2022 (the “Effective Date”), nDivision Inc., a Nevada corporation (the “Company”), appointed John Tittle, Jr. as fractional Chief Financial Officer (“CFO) of the Company.  Mr. Tittle is replacing the Company’s current fractional CFO, Andrew J. Norstrud, who resigned to pursue other interests.  Mr. Norstrud has accepted the invitation by Alan Hixon, the CEO, to serve on the Company’s Advisory Board.

John Tittle, Jr., CPA/CFF/CGMA, CTP, CIRA, CDBV, age 64, serves as Managing Director of Accounting and Finance Services for Harris & Dickey, LLC (“Harris & Dickey”), a boutique certified women-owned management consulting and recruiting firm, headquartered in Dallas, Texas.  John has over 40 years of accounting, consulting, and management experience.  Mr. Tittle has served as an executive officer in both private and public companies.   Moreover, he previously served as a Partner with Deloitte and as a Director with PwC.  John’s clients have ranged from middle market businesses to Fortune 100 multi-national corporations.  Mr. Tittle received his BBA in Accounting from Texas Christian University, graduating Magna Cum Laude.  He is a Certified Public Accountant and holds the Certified in Financial Forensics and Chartered Global Management Accountant designations from the American Institute of CPAs, among other designations.  Mr. Tittle currently serves on the Board of Directors of the Fort Worth Chapter of Financial Executives International (FEI).

Pursuant to that certain Proposal and Master Service Agreement by and between the Company and Harris & Dickey as executed on the Effective Date (the “Agreement”), Mr. Tittle will serve as fractional CFO to fulfill the typical duties, responsibilities, and obligations of a public company CFO.  The Company will compensate Harris & Dickey for the services of Mr. Tittle at an hourly rate of $250, subject to the payment of certain monthly retainers and other arrangements as outlined in the Agreement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Proposal and Master Service Agreement by and between nDivision Inc and Harris & Dickey, LLC dated as of April 29, 2022.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NDIVISION INC.

Date: May 3, 2022	By:	/s/ John Tittle, Jr.
John Tittle, Jr.
Chief Financial Officer

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